===============================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): September 16, 1996


                                THE 3DO COMPANY
- -------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


           Delaware                            0-21336                     94-3177293
- -------------------------------       ------------------------         ------------------
(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
 incorporation or organization)                                        Identification No.)



                             600 Galveston Drive,
                        Redwood City, California 94063
       -----------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


              Registrant's telephone number, including area code:

                                (415) 261-3000


                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



===============================================================================

Item 5.   Other Events
          ------------

      The 3DO Company ("3DO" or the "Company") has announced a reorganization of its operations to focus on Internet content and entertainment software. The Company intends to sell its hardware business or contribute the hardware business to a joint venture established with another corporation. 3DO is in discussions for a potential transaction relating to the hardware business and intends to effect such a transaction within calendar 1996. The timing and amounts of the fiscal effects of the reorganization and the potential joint venture or sale of the hardware business has not yet been determined.

      The reorganization subjects the Company to various risks and uncertainties. The recent growth in the Internet market may not be sustained for a variety of reasons, including limited telecommunications capacity, insufficient network infrastructure and delays in the development of higher speed modems. The software industry has not yet generated significant revenues from Internet entertainment, and particularly multi-player games on the Internet. The Company's focus on software titles for the PC, Internet and other platforms exposes the Company to the risks of changes in evolving hardware technology platforms and rapidly changing consumer preferences. Software titles may not be completed in a timely manner and may not be widely accepted. The Company continues to depend on the services of its key employees and on the efforts of others, including software distributors and resellers. These and other risks associated with the Company's business are described in "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended March 31, 1996 and in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed with the Securities and Exchange Commission.

      The Company's effort to create a joint venture for or to sell its hardware business is also subject to various risks and uncertainties. Transactions such as the creation of a joint venture for advanced hardware technology, or the sale of a hardware business, are subject to a range of contingencies, including a limited number of potential partners or acquirors, the price and structure of such a transaction, competitive conditions in the industry and the Company's ability to retain its technical personnel pending completion of the transaction. There can be no assurance that the Company will be able to enter into such a joint venture or to sell its hardware business on satisfactory terms or at all. The structure of a particular transaction or the absence of a transaction could cause the Company to recognize significant write-offs or to incur other costs which could produce operating losses.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          The 3DO Company, a Delaware corporation


                          By: /s/ James Alan Cook

                          Title: Executive Vice President and General Counsel


     Date: September 17, 1996











                                      -3-